UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On April 24, 2009, The Steak n Shake Company (the "Company") issued a Press Release announcing its fiscal year 2009 second quarter results.  The Company's earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

    On April 24, 2009, Sardar Biglari was appointed to the office of President.  He also serves as the Company's Chairman and Chief Executive Officer.

    Also on April 24, 2009, Philip L. Cooley was appointed Vice Chairman of the Company.  Dr. Cooley has served as a director since March 2008.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

99.1	Press Release, dated April 24, 2009, issued by the Company

    The Company is furnishing the information contained in this report, including the Exhibit, pursuant to Items 2.02 and 9.01 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC").  This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.  By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibit.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK N SHAKE COMPANY

By: /s/ Duane E. Geiger
Duane E. Geiger,
Interim Chief Financial Officer, Controller and Vice President

Dated: April 27, 2009